SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ______________________


                                   FORM 8-K/A


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):  May 1, 2002


                         PHARMACEUTICAL RESOURCES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         NEW JERSEY                 FILE NUMBER 1-10827          22-3122182
(STATE OR OTHER JURISDICTION OF  (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                               IDENTIFICATION NO.)



ONE RAM RIDGE ROAD, SPRING VALLEY, NEW YORK                             10977
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                            (ZIP CODE)




Registrant's telephone number, including area code: (845) 425-7100

Item 4. Changes in Registrant's Certifying Accountant.
------- ---------------------------------------------

     Effective May 1, 2002, we dismissed Arthur Andersen LLP as our independent public accountants and engaged Deloitte and Touche LLP to serve as our independent public accountants for fiscal year 2002. The decision to terminate the engagement of Arthur Andersen was recommended by our audit committee and approved by our board of directors. Our Quarterly Report on Form 10-Q for the three months ended March 31, 2002, will be reviewed by Arthur Andersen.

     Arthur Andersen's report on our financial statements for each of the years ended December 31, 2001 and 2000, did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     During our two fiscal years ended December 31, 2001 and 2000, and the subsequent interim period through May 1, 2002, there were no disagreements between us and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

     During the years ended December 31, 2001 and 2000, and the subsequent interim period through May 1, 2002, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     We provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Arthur Andersen's letter, dated May 9, 2002, stating its agreement with such statements.

     In the years ended December 31, 2001 and 2000 and through the date hereof, we did not consult Deloitte and Touche with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.



Item 7. Financial Statements and Exhibits.
------- ----------------------------------

        (c)  Exhibits

        Exhibit
        Number                  Description of Exhibit
        -----           ----------------------------------
         16.1           Letter of Arthur Andersen LLP, dated May 9, 2002,
                        regarding the change in certifying accountant.


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


May 9, 2002


                           PHARMACEUTICAL RESOURCES, INC.
                           ------------------------------
                                    (Registrant)



                           /s/ DENNIS J. O'CONNOR
                           ----------------------
                           Dennis J. O'Connor
                           Vice President, Chief Financial Officer and Secretary


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

 Exhibit 16.1

                               ARTHUR ANDERSEN LLP
                             105 Eisenhower Parkway
                             Roseland NJ 07068-1099
                                  973-403-6100
                                www.andersen.com
                                ----------------


 Office of the Chief Accountant
 Securities and Exchange Commission
 450 Fifth Street, N.W.
 Washington, D.C. 20549

 May 9, 2002

 Dear Sir/Madam:

 We have read the first, second, third, fourth and fifth paragraphs of Item 4 included in the Form 8-K/A dated May 1, 2002 of Pharmaceutical Resources, Inc. to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.



 Very truly yours,

 /s/  ARTHUR ANDERSEN LLP
-------------------------
      Arthur Andersen LLP

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